Walden Social Equity Fund
A series of The Coventry Group
Supplement dated December 21, 2007
to Prospectus Dated August 1, 2007
On December 6, 2007, the Board of Trustees of The Coventry Group adopted a Shareholder Services Plan (the “Plan”) for the Walden Social Equity Fund (the “Fund”). Under the Plan, the Fund may charge a shareholder servicing fee of up to 0.25% of the Fund’s average daily net assets. The Fund currently assesses a shareholder servicing fee of 0.01% of the Fund’s average daily net assets. The shareholder servicing fee is used to pay certain authorized service providers, such as investment advisers, banks, trust companies, retirement plan administrators and other types of service providers, for administrative services that they provide to shareholders with whom they have a servicing relationship. The shareholder servicing fee is disclosed in the Fund’s Expense Table under the heading “Other Expenses”. Accordingly, the Expense Table for the Fund is deleted in its entirety and replaced with the following:
WALDEN SOCIAL EQUITY FUND

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (load) on Purchases	None

Maximum Deferred Sales Charge (load)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	0.75%

Distribution and Service (12b-1) Fees	None

Other Expenses[1]	0.41%

Total Fund Operating Expenses	1.16%

Fee waiver and/or Expense Reimbursement[2]	0.16%

Net Expenses	1.00%
1 Other Expenses include a shareholder servicing fee of 0.01% paid to authorized service providers under a Shareholder Services Plan adopted by the Fund. The Shareholder Services Plan permits the Fund to pay authorized service providers up to 0.25% of its average daily net assets for administrative services. Other Expenses have been restated to reflect current fees.
2 The Adviser has entered into an expense limitation agreement with the Fund to reduce fees payable to the Adviser and/or reimburse the Fund to limit the Total Fund Operating Expenses of the Fund to 1.00% of its average daily net assets (exclusive of brokerage costs, interest, taxes, litigation, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted accounting principals)). The Fund has agreed to repay the Adviser for amounts waived or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the Fund’s Total Fund Operating Expenses to exceed 1.00% of its average daily net assets and the repayment is made within three years after the year in which the Adviser incurred the expense.
This Supplement and the Prospectus dated August 1, 2007 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information dated August 1, 2007 has been filed with the Securities and Exchange Commission, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-800-282-8782 extension 7050.